EQ ADVISORS TRUSTSM – ETF PORTFOLIOS

SUPPLEMENT DATED AUGUST 27, 2015 TO THE PROSPECTUS DATED MAY 1, 2015

This Supplement updates certain information contained in the Prospectus dated May 1, 2015 of EQ Advisors Trust (“Trust”) regarding the ETF Portfolios (“Portfolios”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the fees payable by the Portfolios for management services.

Effective September 1, 2015, the section of the Prospectus entitled “Management of the Trust – Management Fees” is revised to include the following information:

The following table shows the contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolios listed in the table effective September 1, 2015.

Portfolios	First $2 Billion	Next $4 Billion	Next $3 Billion	Next $2 Billion	Thereafter
EQ/Energy ETF	0.500%	0.490%	0.470%	0.460%	0.450%
EQ/Low Volatility Global ETF	0.500%	0.490%	0.470%	0.460%	0.450%

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